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                      AMENDMENT AND WAIVER NO. 4


         AMENDMENT AND WAIVER NO. 4 (this "AMENDMENT"), dated as of March 24, 2000, to that certain Credit Agreement, dated as of October 2, 1998 (as amended to the date hereof, the "CREDIT AGREEMENT"; capitalized terms used herein and not defined shall have the meaning set forth in the Credit Agreement), among ATRIUM COMPANIES, INC., a Delaware corporation ("BORROWER"), D AND W HOLDINGS, INC., as Parent, the Guarantors party thereto, the Lenders party thereto (the "LENDERS"), MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Lead Arranger, Syndication Agent and Documentation Agent (collectively in such capacities, the "LEAD ARRANGER"), and BANKBOSTON, N.A., as Administrative Agent (the "ADMINISTRATIVE AGENT").

                        W I T N E S S E T H :

         WHEREAS, pursuant to Section 12.04 of the Credit Agreement, each of the Obligors and each of the undersigned Lenders hereby agree to amend certain provisions of the Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION ONE AMENDMENT AND WAIVER. (A) Notwithstanding any other provision of the Credit Agreement, subject to the conditions set forth in Section Two below, the Lenders (a) amend Sections 9.11(a), (b) and (c) as of the Test Dates that are December 31, 1999 and March 31, 2000 (it being understood that such Sections are not being amended with respect to any subsequent Test Dates) as follows: (i) the Total Leverage Ratio as of December 31, 1999 and March 31, 2000 shall not exceed 5.75, (ii) the Interest Coverage Ratio as of December 31, 1999 and March 31, 2000 shall not be less than 1.75, and (iii) the Fixed Charge Coverage Ratio as of December 31, 1999 and March 31, 2000 shall not be less than 1.25;

(b) amend Section 9.11 by adding the following:

         "(d) MAXIMUM SENIOR LEVERAGE RATIO. The Senior Leverage Ratio shall not, as of any Test Date during any period set forth in the table below, exceed the ratio set forth opposite such period in the table below:


                Period                           Ratio
                ------                           -----
                12/31/99 and thereafter          2.75";



(c)AMEND SECTION 3.02 BY DELETING CLAUSES (i) AND (ii) OF SECTION 3.02 AND REPLACING THEM WITH THE FOLLOWING:

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         "(i) DURING SUCH PERIODS AS SUCH LOAN IS AN ABR LOAN, (a) THE
ALTERNATE BASE RATE (AS IN EFFECT FROM TIME TO TIME), PLUS (b) THE APPLICABLE MARGIN, PLUS (c)(A) IN THE CASE OF THE REVOLVING CREDIT LOANS, 0.625% AND (B) IN THE CASE OF TERM LOANS, 0.375%; AND

         (ii) DURING SUCH PERIODS AS SUCH LOAN IS A LIBOR LOAN, FOR EACH INTEREST PERIOD RELATING THERETO, (a) THE LIBOR RATE FOR SUCH LOAN FOR SUCH INTEREST PERIOD, PLUS (b) THE APPLICABLE MARGIN, PLUS (c)(A) IN THE CASE OF THE REVOLVING CREDIT LOANS, 0.625%, AND (B) IN THE CASE OF THE TERMS LOANS, 0.375%,"; AND

(d) (^) waive any violation of Section 9.01(i) resulting from the failure to deliver a consolidated plan and financial forecast for fiscal year 2000 and an appropriate Officers' Certificate (collectively, the "2000 ANNUAL BUDGET") within 60 days after the beginning of fiscal year 2000; PROVIDED that such 2000 Annual Budget is delivered to Administrative Agent no later than May 1, 2000 or, if the Administrative Agent shall have agreed to an extension of such date, to such later date, but in no event later than May 15, 2000.

         (B) The Borrower intends to enter into a sale-leaseback transaction (the "TRANSACTION") whereby (x) it will sell certain of its assets located in Woodville, Texas, and (y) the buyer of such assets will obtain certain financing from GE Capital Small Business Finance Corporation which is an Affiliate of the Borrower. In connection with the Transaction, GE Capital Small Business Finance Corporation may require the Borrower (or another Company) to enter into an agreement with it (including, without limitation, landlord's waivers, intercreditor agreements and subordination agreements). The Lenders hereby waive the applicable restrictions set forth in Section 9.15 of the Credit Agreement and consent to the Borrower (or any other Company) entering into agreements with GE Capital Small Business Finance Corporation in form and substance reasonably satisfactory to the Lead Arranger in connection with the Transaction.

         SECTION TWO CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date first above written when, and only when, (a) the Administrative Agent shall have received (i) counterparts of this Amendment executed by each Obligor and the Majority Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment; and (ii) a one-time cash fee for each Lender that executes and delivers a signature page to this Amendment not later than the date this Amendment becomes effective in the aggregate amount equal to 0.250% of the sum of the aggregate amount of Loans then outstanding owing to such Lender plus the then effective aggregate amount of the undrawn Revolving Credit Commitment of such Lender, which fee shall be paid by wire transfer of immediately available funds to the Administrative Agent and distributed by the Administrative Agent to the Lenders entitled thereto; and (b) Cahill Gordon & Reindel shall have received its reasonable fees and expenses incurred in connection with the preparation, execution and delivery of this Amendment. The effectiveness of this Amendment (other than Sections Five, Six and Seven hereof) is also conditioned upon the accuracy of the representations and warranties set forth in Section Three hereof.

         SECTION THREE REPRESENTATIONS AND WARRANTIES; COVENANTS. In order to induce the Lenders and the Agents to enter into this Amendment, each Obligor represents and warrants to

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each of the Lenders and the Agents that after giving effect to this Amendment,
(a) no Default or Event of Default has occurred and is continuing; and (b) all of the representations and warranties in the Credit Agreement, are true and complete in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

         SECTION FOUR REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE NOTES. On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement, the Notes and each of the other Credit Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the collateral described therein do and shall continue to secure the payment of all Obligations of the Obligors under the Credit Documents, in each case as amended by this Amendment. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents. Each Guarantor ratifies and confirms its Guarantee as in full force and effect after giving effect to the amendments and waivers herein set forth and to any prior amendment or waiver to the Credit Agreement.

         SECTION FIVE COSTS, EXPENSES AND TAXES. Borrower agrees to pay all reasonable costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel) in accordance with the terms of Section 12.03 of the Credit Agreement. In addition, Borrower shall pay or reimburse any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any, and agrees to save each Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

         SECTION SIX EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION SEVEN GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW).

                         {Signature Pages Follow}